UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported): March 29, 2007


                    RESIDENTIAL ASSET SECURITIES CORPORATION,
                   on behalf of the RASC Series 2007-KS3 Trust
             (Exact name of registrant as specified in its charter)

           Delaware                  333-131209-17             51-0362653
 (State or other jurisdiction   (Commission File Number)     (IRS Employer
      of incorporation)                                   Identification No.)

    8400 Normandale Lake Boulevard, Suite 250
              Minneapolis, Minnesota                               55437
     (Address of principal executive office)                     (Zip Code)

                                 (952) 857-7000
              (Registrant's telephone number, including area code )


                                       N/A
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                    INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 8 - OTHER EVENTS.

ITEM 8.01.     OTHER EVENTS.


On March 29, 2007, Residential Asset Securities Corporation caused the issuance and sale of the Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2007-KS3, pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2007, among Residential Asset Securities Corporation, as depositor, Residential Funding Company, LLC, as master servicer and the U.S. Bank National Association, as trustee. The mortgage loans were sold to Residential Asset Securities Corporation pursuant to an Assignment and Assumption Agreement, dated as of March 29, 2007, between Residential Funding Company, LLC and Residential Asset Securities Corporation.

The mortgage loan schedule filed by Form 8-K on April 13, 2007, with the Securities and Exchange Commission in connection with the RASC Series 2007-KS3 Trust is hereby replaced in its entirety with the mortgage loan schedule filed herewith as Exhibit 99.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 (D). EXHIBITS.


        (d) Exhibits: The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed.

                  99.1    Mortgage Loan Schedule.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 RESIDENTIAL ASSET SECURITIES CORPORATION



                                 By: /s/ Tim Jacobson
                                 Name: Tim Jacobson
                                 Title:   Vice President




Dated:  April 16, 2007




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                                  Exhibit Index


Exhibit No.                  Description

                  99.1    Mortgage Loan Schedule.